DELIVER INSPIRATION & HEALTH DELIVER INSPIRATION & HEALTH DIH DEDICATED TO RESTORING MOBILITY AND ENHANCING HUMAN PERFORMANCE Investor Presentation July 2024 Nasdaq: DHAI

DELIVER INSPIRATION & HEALTH In this presentation, “DIH”, the “Company”, “we”, “us” and “our” mean DIH Holding US, Inc, a Delaware corporation (Nasdaq: DHAI). All amounts are in U.S. dollars unless otherwise indicated. The information contained herein does not purport to contain all of the information about the Company. The information contained herein has not been independently verified. No representations or warranties are made or implied with respect to the information contained herein. This presentation contains forward-looking statements with respect to the Company. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Company’s business or financial objectives, its strategies or future actions, its targets, expectations for financial condition or outlook for operations. Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Company and its business. The forward-looking information set forth therein reflects expectations as of the date hereof and is subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this presentation shall not be taken as any form of commitment on the part of the Company or its stockholders to proceed with any transaction, and no offers will subject the Company or its stockholders to any contractual obligations before definitive documentation has been executed. The Company reserves the right at any time without prior notice and without any liability to (i) negotiate with one or more prospective investors in accordance with any timetable and on any terms that the Company may decide, (ii) provide different information or access to information to different prospective investors, (iii) enter into definitive documentation and (iv) terminate the process, including any negotiations with any prospective investor without giving any reasons therefor. INVESTOR PRESENTATION Page 2

DELIVER INSPIRATION & HEALTH DELIVER INSPIRATION & HEALTH DIH at a glance: Robotic-enabled movement platform improving the lives of people with disabilities and functional impairments

INVESTOR PRESENTATION Improving lives by providing human movement therapy while empowering leading scientists and clinics to study balance and movement disorders through Advanced Technology. DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION DIH – a Global Solution Provider, has the broadest portfolio in neuro-rehabilitation and human performance research, with over 4,500 devices installed. With an aging population and an increasing number of people living with neurological diseases, hospitals and clinics will be understaffed; robotic rehabilitation fills the gap and helps therapists and patients thrive. More intensive, repetition-based therapy, supported by Advanced Technology is shown to have superior patient outcomes and can send them home sooner. Technology solves the supply-demand problem in rehabilitation settings by allowing occupational and physical therapists to work with multiple patients effectively. Bridges the gap between Clinical and Research applications by enabling and inventing the most advanced technological ways to study and treat balance and movement disorders. DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION 19 Products & Systems $64.5M FY242 Revenue 19% YoY increase 5 Commercial Regions USA, Singapore, Chile, Slovenia, Germany 243 Employees in 9 global locations from 33 nationalities ` 4,500+ Devices installed1 1,500+ Medical device registrations in 75 countries Sites 3 For R&D and manufacturing in CH,NL and USA 1,800 Customer Accounts 1 HQ DIH Holding US $74M - $77M FY25 Revenue Guidance 17% YoY increase3 DELIVER INSPIRATION & HEALTH 1 Includes clinical and research install base 2 FY24 year ending March 31, 2024 3 FY25 YoY revenue growth at the midpoint of guidance

DELIVER INSPIRATION & HEALTH DELIVER INSPIRATION & HEALTH Meeting market demands with innovative Advanced Technologies

Patients Neurological Stroke SCI & cerebral palsy Parkinson’s disease Traumatic brain injury Orthopedic Amputation Osteoarthritis Musculoskeletal disorders Geriatric & Pediatric Aging population with an increased risk of falling and functional impairment Pediatric patients with mobility impairments Health Providers Rehabilitation Hospitals Research Facilities INVESTOR PRESENTATION Physical Therapy and Rehab Clinics DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION Research & Human Movement Labs* (“Research Market”) CAREN DOME CAREN EXTENDED GRAIL M-GAIT 1 Two product lines available 2 Product line consists of three products 3 Prototype available; In development . *Motek products are currently being sold by DIH through an exclusive relationship between Motek and DIH Rehabilitation Hospitals and Outpatient Clinics (“Hospital and Clinic Market”) ARM & HAND ARMEO POWER ARMEO SPRING / SPRING PRO ARMEO SENSO GAIT & BALANCE ERIGO1 LOKOMAT 1 SAFEGAIT1 RYSEN ANDAGO C-MILL2 3 DATA INTEGRATION DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION

GLOBAL TRENDS AND MARKET DRIVERS

DIH

Aging population

>1B

Members of a growing elderly population, worldwide[1]

> 46%

of the world's aging population has disabilities[2]

Increasing neurological disorders and related disabilities

Est. **15%**

of the global population is affected by neurological disorders[3]

≈50%

of stroke survivors are left with disabilities[4]

Need of care and lack of therapist

2.41B

People are currently living with a health condition that may benefit from rehabilitation[5]

Est. **1.09**

physiotherapists per 1,000 people[6]

Advanced Technology is key to meeting market demands.

[1] "Ageing and Health." World Health Organization, World Health Organization, www.who.int/news-room/fact-sheets/detail/ageing-and-health. Accessed 22 Feb. 2024.
[2] "Ageing and Disability Enable." United Nations, United Nations, www.un.org/development/desa/disabilities/disability-and-ageing.html. Accessed 22 Feb. 2024.
[3] Feigin, Valery L., et al. "Global, regional, and national burden of neurological disorders, 1990–2016: a systematic analysis for the Global Burden of Disease Study 2016." The Lancet Neurology 18.5 (2019): 459-480.
[4] "Stroke, Cerebrovascular Accident." World Health Organization, World Health Organization, www.emro.who.int/health-topics/stroke-cerebrovascular-accident/index.html. Accessed 22 Feb. 2024.
[5] Cieza, Alarcos, et al. "Global estimates of the need for rehabilitation based on the Global Burden of Disease study 2019: a systematic analysis for the Global Burden of Disease Study 2019." The Lancet 396.10267 (2020): 2006-2017.
[6] World Physiotherapy 2020, world.physio/sites/default/files/2021-02/AMC2020-Europe.pdf. Accessed 22 Feb. 2024.
"Indicator Metadata Registry Details." World Health Organization, World Health Organization, www.who.int/data/gho/indicator-metadata-registry/imr-details/3408. Accessed 22 Feb. 2024.
LLC, Globalen. "Physiotherapists per 1,000 People by Country, around the World." TheGlobalEconomy.Com, www.theglobaleconomy.com/rankings/physiotherapists_per_1000_people/%C2%A0. Accessed 22 Feb. 2024.

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INVESTOR PRESENTATION ROBOTIC ARM MOVEMENT SUPPORT TRAINING PATIENT ABILITY (MMT) MMT 0 MMT 1 MMT 2 MMT 3 MMT 4 MMT 5 ARM WEIGHT SUPPORT TRAINING PATIENT NEEDS SELF-DIRECTED TRAINING MMT: Manual Muscle Test for shoulder and/or elbow; MMT 2 for Armeo Senso =with arm weight support DELIVER INSPIRATION & HEALTH

PATIENT ABILITY (FAC) INVESTOR PRESENTATION FAC 0 FAC 1 FAC 2 FAC 3 FAC 4 FAC 5 MOBILIZATION AND VERTICALIZATION FAC: Functional Ambulation categories * Available only in the USA DELIVER INSPIRATION & HEALTH REPETITIVE, PHYSIOLOGICAL GAIT TRAINING OVERGROUND GAIT AND BALANCE TRAINING OVERGROUND BODY WEIGHT SUPPORT PATIENT NEEDS GAIT ADAPTABILITY TRAINING

DELIVER INSPIRATION & HEALTH INVESTOR PRESENTATION Page 13 Modular Gait Lab TARGETS ALL ASPECTS OF BALANCE AND LOCOMOTION. THE USE OF VIRTUAL REALITY ENABLES RESEARCHERS TO ASSESS THE SUBJECT’S BEHAVIOR AND INCLUDES SENSORY INPUTS LIKE VISUAL, AUDITORY AND VESTIBULAR. PROVIDES ANALYSIS AND THERAPY IN CHALLENGING CONDITIONS TO IMPROVE GAIT, WHILE REAL-TIME FEEDBACK ENABLES ANALYSIS AND TRAINING DURING THE SAME SESSION. ENABLES MULTIPLE SYSTEM ENHANCEMENTS FOR ADDED FUNCTIONALITY OF GAIT-LAB. INTENDED USE Gait Real-time Analysis Interactive Lab Computer Assisted Rehabilitation Environment Computer Assisted Rehabilitation Environment *Motek products are currently being sold by DIH through an exclusive relationship between Motek and DIH

INVESTOR PRESENTATION We provide guidelines and support customers in building their rehabilitation project. We find the right solution to match the organizations’ needs, space and budget. BUSINESS MODEL and PLANNING To help make the best use of our solutions, we offer clinical integration consulting and ongoing support, as well as education and training. CLINICAL SERVICES We provide technical support and regular maintenance after installation so customers can maintain clinical routines without disruption. TECHNICAL SERVICES Research drives us forward and our support and services help institutions initiate their own research programs. RESEARCH SERVICES Customers immediately stand out from other rehabilitation facilities. With our support we make sure they are seen and heard. MARKETING SERVICES DIH provides a broad portfolio of devices and an extensive range of services, to become a Total Solution partner for our customers DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION DIH collaborates with world renowned institutions in rehabilitation and research as reference centers and innovation partners DELIVER INSPIRATION & HEALTH

C-Mill 70* GRAIL & M-Gait 234* INVESTOR PRESENTATION 1The Knowledge Platform includes all research articles, conference proceedings, and theses available on our devices and can be accessed via knowledge.hocoma.com and knowledge.motekmedical.com 2 Reviewed and evaluated by a group of experts in the field before the article is published. *Motek Products are currently being sold by DIH through an exclusive relationship between Motek and DIH LOKOMAT 610 ARMEO LINE 217 ERIGO 60 CAREN 204* >1,000 publications in peer-reviewed2 journals 40+ ongoing studies DELIVER INSPIRATION & HEALTH

Early Entrants Emerging Players Industry Leader DIH is uniquely positioned as a leader in rehabilitation-tech and research markets INVESTOR PRESENTATION LFWD (NASDAQ) EKSO (NASDAQ) DVL (ASX) DHAI (NASDAQ) DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION Leading Technology Highly recognized premier brands and technologies in our industry, endorsed by leading rehabilitation institutes and opinion leaders Product Portfolio Broadest product portfolio in advanced robotics and sophisticated VR-enabled movement systems; most competitors operate in a single product category Commercial Reach Strong global market coverage with approx. 3-5x more sales volume than competitors Innovation Sustained innovation capabilities with decades of proven expertise and resources Tech Partnerships Platform and core technology (hardware and software) supported by strong partnerships with leading research groups Network Effect Strong supporting functions and operational infrastructure that establish a platform network effect which will be difficult to replicate Industry Experience Organizational breadth and depth with significant experience in acquisition integration; key to our growth strategy and differentiation from competitors that are early in their organizational life cycles DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION
INVESTMENT HIGHLIGHTS

Global Market

$14.9B[1]
Total global rehabilitation equipment market

~$590M[1]
Rehabilitation Robots Market

~27%[1]
Estimated market CAGR through 2027

- Global solution provider combining innovative robotic and VR technologies with clinical integration and proprietary insights.
- Transformative total solutions provider and consolidator in a fragmented and manual-labor-driven industry.
- Innovative and broad product portfolio, covering the entire continuum of care.
- Strong growth opportunity with $64.5M revenue in FY24, representing 19% year-over-year growth.

[1] “Rehabilitation Robots Market by Product, End user and Geography – Forecast and Analysis (2023 – 2027)” November 2022

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DELIVER INSPIRATION & HEALTH DELIVER INSPIRATION & HEALTH Way Forward - Investment Opportunity

High manual therapies costs are primed for disruption across care centers Robotic solutions provide value and save costs, creating flexibility within institutional budgets INVESTOR PRESENTATION Rehab Hospitals Long-Term Care & Skilled Nursing Facilities Outpatient Clinics Acute Rehab $50B in manual therapies costs1 DELIVER INSPIRATION & HEALTH 1 Grandview Research, October 14, 2022

Phase 3 Phase 2 Penetrate Markets Drive Market Standardization Develop Total Solutions Expand presence in US and EU Prioritize product innovation and integration efforts Enter new institutions Further penetrate existing accounts Leverage global platforms and infrastructure Realize economies of scale Execute strong M&A targeting Provide fully supported product ecosystems Create significant value and cost savings for providers Enhance the therapy business model Phase 1 INVESTOR PRESENTATION DELIVER INSPIRATION & HEALTH

DELIVER INSPIRATION & HEALTH DELIVER INSPIRATION & HEALTH Financial Highlights

$54.1M $64.5M $75.5M* 0 10 20 30 40 50 60 70 80 Revenue Dollars ($M) Fiscal Year 2023 Fiscal Year 2024 Fiscal Year 2025e INVESTOR PRESENTATION $64.5M Revenue, +19% YoY growth 79% devices 17% services 4% other $(8.4M) Net Loss 46% Gross Margin $5.2M Cash Flow from Operations Fiscal Year 2024 $74.0M - $77.0M Fiscal Year 2025 Revenue Guidance 19% YoY Growth 17% YoY Growth* DELIVER INSPIRATION & HEALTH *FY25 YoY revenue growth at midpoint of guidance

INVESTOR PRESENTATION Jason Chen Chief Executive Officer and Chairman of the Board Lynden Bass Chief Financial Officer Dr. Patrick Bruno Chief Market Officer DELIVER INSPIRATION & HEALTH

INVESTOR PRESENTATION CEO and Chairman of the Board Jason Chen Chief Financial Officer Lynden Bass Chief Market Officer Hospital & Clinic Patrick Bruno Senior Vice President Sales – EMEA Indirect Slavko Skafar Vice President Global Operations Walther Geiger Vice President FP&A and Commercial Operations Finance LaTonya Vincent Vice President Research Frans Steenbrink DELIVER INSPIRATION & HEALTH

DELIVER INSPIRATION & HEALTH DELIVER INSPIRATION & HEALTH THANK YOU For more information contact investor.relations@dih.com